[Logo]

                                                               [Logo] Tax Free
                                                                      Fund of
                                                                      Vermont

Vermont Fund Advisors, Inc.
128 Merchants Row
Rutland, Vermont 05701
1-800-675-3333

                                                             Annual
                                                             Report to
                                                             Shareholders
                                                             December 31, 1996

                                                             December 31, 1996

To the Shareholders of
Tax Free Fund of Vermont:

During 1996 two principal factors affected the market for and returns generated by investments in tax exempt bonds. First, interest rates remained relatively low throughout 1996, resulting in modest yields on tax exempt bonds that were unattractive when compared to the gains produced in the equity markets throughout 1996. Second, while interest rates rose modestly during the first half of 1996, later in the year rates declined and, as a result, rates in general remained essentially unchanged from the beginning of the year. Because of these factors, it is important for investors in tax exempt bonds to manage their investments in a manner that will add value and increase their investment returns above the returns produced by the relatively low yields available in the tax exempt bond market. One principal manner to accomplish this management objective during 1996 and beyond is to seek out special situations that can add value to a tax exempt investment portfolio.

Throughout 1996 and beyond, the Fund's management has recognized the value of discovering special situations in Vermont tax exempt bonds which could produce superior returns. In early 1996, the Fund held a large position in an issue of Vermont hospital bonds which were refinanced by the issuer. The Fund was well positioned to realize a substantial capital gain for our shareholders on these bonds and, as a result, the Fund's performance during 1996 was well above average nationally compared to funds of its type.

During 1997, the Fund plans to continue this strategy of bringing more value to your investment in the Fund by identifying and investing in bonds that have characteristics likely to result in potential gains for our shareholders.

Thank you for your interest in and support of the Fund throughout 1996. We will to work diligently to provide you with excellent Fund performance during 1997.

                                     Yours truly,

                                     /s/ John T. Pearson
                                     John T. Pearson
                                     President

[Tabular Representation of Line Chart]


                     $10,000 Investment in Fund Compared to
                             Lehman Muni Bond Index

----------------------------
AVERAGE ANNUAL TOTAL RETURN
1 YEAR   5 YEAR   INCEPTION
4.56%    5.43%    5.34%
----------------------------



                                 9/18/91      12/31/91      12/31/92      12/31/93      12/31/94      12/31/95      12/31/96
Tax Free Fund of Vermont        $10,000      $10,110       $10,651       $11,211       $11,181       $12,595       $13,169

Lehman Muni Index                10,000       10,389        11,198        12,565        11,915        13,995        14,590




The graph above compares the increase in value of a $10,000 investment in the Tax Free Fund of Vermont, Inc. with the performance of the Lehman Muni Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investments strategies and techniques pursued by the investment manager that materially affected the performance of the Fund. The Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund.


During 1995 the Fund restructured its portfolio of bondholdings in order to more fully realize the potential capital gains that could result if the issuers of certain of the Fund's bondholdings should decide to refinance such bondholdings. In early 1996 one such refinancing occurred and accordingly the Fund realized a substantial capital gain for its shareholders. As a result, the Fund realized an average annual total return of 4.56% for the year 1996 compared to an average annual total return of 4.18% for the Lehman Muni Bond Index (the "Index"). This comparative performance is shown in the graph above.

During 1995 and prior years, the Fund's performance was substantially less volatile than the Index primarily because the Fund included in its portfolio a substantial percentage of housing finance agency bonds which, on average, carried higher yields and had smaller price movements than the Index portfolio. This reduced volatility meant that the Fund underperformed the Index in years when interest rates were declining and bond prices were increasing and outperformed the index in years when interest rates were increasing and bond prices correspondingly were declining.

Shareholders should also realize that the Index does not include any brokerage fees or other transaction costs incurred in the trading of municipal bonds while the Fund's comparative performance includes all fees and expenses of the Fund.

                             TAIT, WELLER & BAKER
                         Certified Public Accountants


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
Tax Free Fund of Vermont, Inc.
Rutland, Vermont

We have audited the accompanying statement of assets and liabilities of the Tax Free Fund of Vermont, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Fund of Vermont, Inc. as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                     /s/ Tait, Weller & Baker


Philadelphia, Pennsylvania
January 10, 1997

Tax Free Fund of Vermont, Inc.

PORTFOLIO OF INVESTMENTS
December 31, 1996

                                                           Maturity    Principal     Market
Municipal Bonds (97.95%)                          Rate       Date       Amount       Value
                                                  ----     --------    ---------     ------
Vermont (97.95%)
Vermont Educational and
  Health Buildings Financing Agency
  1996 Revenue Bond
  (St. Michael's College)                         6.0%     04/01/21   $  100,000    $  101,500
  1991 Revenue Bond (FHA Insured)
  (Helen Porter Nursing Home Project)             7.1      02/01/31      275,000       293,219
  1994 Revenue Bond
  (St. Johnsbury Academy Project)                 7.15     04/15/14    1,115,000     1,187,475
  1994 Revenue Bond
  (St. Johnsbury Academy Project)                 7.375    04/15/24      225,000       240,750
  1993 Revenue Bond
  (Champlain College Project)                     6.0      10/01/13      260,000       266,825
  1994 Revenue Bond
  (Landmark College Project)                      7.15     11/01/14      500,000       553,125
  1996 Revenue Bond
  (Lyndon Institute)                              6.60     12/01/14      335,000       350,912
  1996 Revenue Bond
  (Northwestern Medical Center)                   6.25     09/01/18      360,000       355,050
Swanton Village, Vermont
  1993 Electric System
  Revenue Bond                                    6.7      12/01/23    1,750,000     1,855,000
Vermont Housing Finance Agency
  Single Family Mortgage-Backed Bond
  1990 Series 2                                   7.3      05/01/25      275,000       285,313
  1989 Series A                                   7.85     12/01/29      265,000       276,594
  1988 Series B                                   8.1      06/01/22      380,000       396,150
  1990 Series 1                                   8.15     05/01/25      150,000       158,437
  1994 Series 5                                   6.875    11/01/16      100,000       105,000
Vermont Housing Finance Agency
  Multi-Family Mortgage-Backed Bond
  1977 Series 1                                   6.50     02/15/17      110,000       110,026
Vermont Student Assistance Corp.
  1993 Series D                                   6.70     12/15/12      285,000       303,169
Champlain, Vermont
  Waste District
  General Obligation Bonds                        7.125    10/01/06      200,000       232,500
                                                                                   -------------
   Total Vermont Bonds                                                               7,071,045
   Total investments in securities
     (Cost $6,882,625) (97.95%) (1)                                                  7,071,045
   Other assets and liabilities, net (2.05%)                                           147,712
                                                                                   -------------
   Net assets (100%)                                                                $7,218,757
                                                                                   =============

(1) The cost of investments for federal income tax purposes amounted to $6,882,625. Gross unrealized appreciation and depreciation of investments based on identified tax cost at
    December 31, 1996 are as follows:

      Gross unrealized appreciation                                                 $  206,486
      Gross unrealized depreciation                                                    (18,066)
                                                                                   -------------
      Net unrealized appreciation                                                   $  188,420
                                                                                   =============

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS
------
Investments in securities at market value (identified cost $6,882,625) (Note 1-A)      $7,071,045
Cash                                                                                        5,737
Receivable for
 Investments sold                                                                          40,115
 Interest                                                                                  76,598
Prepaid expenses and other assets                                                          37,604
Due from investment advisor                                                                 3,721
                                                                                       -------------
  Total assets                                                                          7,234,820
                                                                                       -------------
LIABILITIES
-----------
Payable for capital stock redeemed                                                         15,913
Accrued expenses                                                                              150
                                                                                       -------------
  Total liabilities                                                                        16,063
                                                                                       -------------
NET ASSETS
----------
 (Applicable to 724,304 shares outstanding, $.01 par value,
 10,000,000 shares authorized)                                                         $7,218,757
                                                                                       =============
NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
--------------------------------------------------------
  ($7,218,757 / 724,304)                                                               $     9.97
                                                                                       =============
NET ASSETS
----------
At December 31, 1996, net assets consisted of:
 Paid-in capital                                                                       $7,159,032
 Accumulated net realized loss on investments                                            (128,695)
 Unrealized appreciation of investments                                                   188,420
                                                                                       -------------
                                                                                       $7,218,757
                                                                                       =============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year ended December 31, 1996

INVESTMENT INCOME
-----------------
Income
 Interest                                                     $427,261
                                                              --------
Expenses
 Investment advisory fees (Note 4)                              47,757
 Printing and postage                                           20,136
 Audit fees                                                     10,500
 Insurance                                                       9,630
 Administrative and shareholder services (Note 4)               10,982
 Portfolio pricing costs                                         2,008
 Custody fees                                                    2,929
 Registration fees                                                 162
 Directors fees and expenses                                     5,917
 Other                                                             956
                                                             ---------
 Total expenses                                                110,977
                                                             ---------
  Net investment income                                        316,284
                                                             ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
 Net realized gain on investments sold                          55,649
 Net change in unrealized appreciation                         (48,332)
                                                              ---------
   Net gain on investments                                       7,317
                                                              ----------
    Net increase in net assets resulting from operations      $323,601
                                                              ==========


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1996 and 1995

                                                                            1996          1995
                                                                       -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
-------------------------------------------------
 Net investment income                                                   $  316,284    $  328,788
 Net realized gain (loss) on investments                                     55,649       (22,154)
 Net change in unrealized appreciation                                      (48,332)      447,528
                                                                       -------------  ------------
  Net increase in net assets
     resulting from operations                                              323,601       754,162
DISTRIBUTIONS TO SHAREHOLDERS FROM
----------------------------------
 Net investment income                                                     (316,284)     (328,788)
CAPITAL SHARE TRANSACTIONS (Note 3)
-----------------------------------
 Increase in net assets resulting from capital share transactions           250,708       749,279
                                                                       -------------  ------------
  Total increase in net assets                                              258,025     1,174,653
NET ASSETS
----------
 Beginning of year                                                        6,960,732     5,786,079
                                                                       -------------  ------------
 End of year                                                             $7,218,757    $6,960,732
                                                                       =============  ============

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                     Years ended December 31,
                                                    ------------------------------------------------------
                                                     1996        1995        1994       1993        1992
                                                    --------    --------   --------    -------    --------
NET ASSET VALUE
---------------
Beginning of period                                 $ 9.96      $ 9.30     $ 9.86      $ 9.88     $ 9.93
                                                    --------    --------   --------    --------   ---------
 Income from investment operations
  Net investment income                                .43         .49        .53         .53        .56
  Net gain (loss) on securities (both realized
     and unrealized)                                   .01         .66       (.56)       (.02)      (.05)
                                                    --------    --------   --------    --------   ---------
  Total from investment operations                     .44        1.15       (.03)        .51        .51
                                                    --------    --------   --------    --------   ---------
 Less distributions from
  Net investment income                               (.43)       (.49)      (.53)       (.53)      (.56)
  Realized capital gains                                --          --         --          --         --
                                                    --------    --------   --------    --------   ---------
                                                      (.43)       (.49)      (.53)       (.53)      (.56)
                                                    --------    --------   --------    --------   ---------
 End of period                                      $ 9.97      $ 9.96     $ 9.30      $ 9.86     $ 9.88
                                                    ========    ========   ========    ========   =========
TOTAL RETURN                                          4.56%      12.65%      (.27)%      5.26%      5.35%
RATIOS/SUPPLEMENTAL DATA
------------------------
 Net assets at end of period (000's)                $7,219      $6,961     $5,786      $5,875     $2,885
 Ratio of
  Expenses to average net assets                      1.55%       1.49%      1.66%       2.48%      1.25%
  Net investment income to
    average net assets                                4.41%       5.06%      5.61%       5.34%      5.77%
PORTFOLIO TURNOVER                                      98%        182%        44%         61%       172%
------------------

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1. Summary of Significant Accounting Policies
   -------------------------------------------

The Tax Free Fund of Vermont, Inc. (the "Fund") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund's investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation
        ------------------

          Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.

     B. Security Transactions and Investment Income
        -------------------------------------------

          Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code.

     C. Income Taxes
        ------------

          It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund's shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

          The Fund has a capital loss carryforward available to offset future capital gains, if any, in the amount of $128,695, of which $53,609 expires in 2002 and $75,086 expires in 2003.

     D. Distributions to Shareholders
        -----------------------------

          The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long- term capital gains, if any. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash.

     E. Use of Estimates
        ----------------

          In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

December 31, 1996


2. Purchases and Sales of Securities
   ---------------------------------

Realized gains and losses are recorded on the specific identification method. Costs of purchases and proceeds from sales of securities for the Fund aggregated $7,750,427 and $6,679,140, respectively.

3. Capital Share Transactions
   --------------------------

Transactions in shares of the Fund for the years ended December 31, 1996 and 1995, were as follows:

                                                            1996                        1995
                                                ----------------------------  --------------------------
                                                   Shares         Amount        Shares        Amount
                                                ------------  --------------  -----------  -------------
Shares sold                                        113,580     $ 1,126,288      122,190     $1,192,833
Shares issued in reinvestment of dividends          19,836         196,725       21,900        213,767
Shares redeemed                                   (108,155)     (1,072,305)     (67,474)      (657,321)
                                                ------------  --------------  -----------  -------------
Net increase                                        25,261     $   250,708       76,616     $  749,279
                                                ============  ==============  ===========  =============

4. Investment Advisory Fee and Other Transactions with Affiliates
   --------------------------------------------------------------

As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "Advisor") a fee computed at the annual rate of .7% (seven-tenths of 1 percent) of average daily net asset value. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the year ended December 31, 1996.

In addition, the Fund has entered into an Administrative Services Agreement with the Advisor. The Agreement provides for a fee computed at a rate of .08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the year ended December 31, 1996, administrative services fees paid by the Fund totaled $5,707.

The president, director and sole shareholder of the Advisor also serves as president and as a director of the Fund. Officers of the Fund receive no compensation directly from the Fund.

5. Concentration of Credit Risk
   ----------------------------

The Fund invests a substantial proportion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.